UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 1 on
                                  Form 8-K/A to
                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): August 5, 2003


                              WTC INDUSTRIES, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                       0-19622                38-2308668
           --------                       -------                ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation)                                               Identification No.)


1000 Apollo Road
Eagan, Minnesota                                                 55121-2240
---------------------------                                      ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (651) 554-3140

Items 1, 2, 3, 4, 5, 6, 8, 10, and 11 are not applicable and therefore omitted.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is filed as an Exhibit to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Revised Press release dated August 5, 2003.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 5, 2003, pursuant to Item 12 of Form 8-K, WTC Industries, Inc. furnished a press release, issued on August 5, 2003, disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2003. This Amendment No. 1 to Form 8-K furnishes a revised press release attached hereto as Exhibit 99.1 and previously posted on the Company's website, which is www.pentapure.com. The only change reflected in the revised press release is that the line previously stated as "Stockholders' Deficit" now reads "Stockholders' Equity."


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     WTC INDUSTRIES, INC.

                                                     By  /s/  Greg P. Jensen
                                                         -----------------------
                                                         Greg P. Jenson
                                                         Chief Financial Officer


Dated: August 20, 2003